Fees Summary	Mar. 13, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	11,197,969.53
Total Transaction Valuation	81,085,948,827.76
Total Offset Amount	0.00
Net Fee	$ 11,197,969.53